UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Seagate Technology Public Limited Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Notice of Annual General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 19, 2016. SEAGATE TECHNOLOGY PLC You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of SEAGATE TECHNOLOGY PLC 38/39 FITZWILLIAM SQUARE DUBLIN 2, IRELAND the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E13295-P81659 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:August 23, 2016 Date: October 19, 2016Time: 9:30 a.m., Local Time Location: Intercontinental Hotel Simmonscourt Road Dublin 4 Ireland

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E13296-P81659 Vote In Person: If you wish to attend the meeting in person, you will need to bring your proof of identification along with either your Notice of Internet Availability of Proxy Materials or proof of stock ownership. At the meeting, you will need to request a ballot to vote these shares. If you are a shareholder who is entitled to attend the meeting and vote, but do not wish to attend the meeting in person, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. Such proxy is not required to be a shareholder of the Company. If you wish to appoint as proxy any person other than those specified on the Proxy Card, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. For directions to the meeting, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. ProxxyyMMaateterirailaslAs Avavialaiblaleblteo tVoIEVWIEWor RoErCREEIVCEE:IVE: NOTICE AND PROXY STATEMENTFORM 10-KIRISH STATUTORY FINANCIAL STATEMENTS FOR FISCAL YEAR 2016 How to View Online: page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 5, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 6A. To amend the Company’s Articles of Association to make certain administrative amendments. (Special Resolution) 1a. Stephen J. Luczo 6B. To amend the Company’s Memorandum of Association to make certain administrative amendments. (Special Resolution) 1b. Frank J. Biondi, Jr. 7A. To amend the Company’s Articles of Association to provide for a plurality voting standard in the event of a contested director election. (Special Resolution) 1c. Michael R. Cannon 7B. To amend the Company’s Articles of Association to grant the Board sole authority to determine its size. (Special Resolution) 1d. Mei-Wei Cheng 8. To grant the Board the authority to issue shares under Irish law. 1e. William T. Coleman 9. To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law. (Special Resolution) 1f. Jay L. Geldmacher 10. To determine the price range at which the Company can re-allot shares that it holds as treasury shares. (Special Resolution) 1g. Dr. Dambisa F. Moyo In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting. 1h. Dr. Chong Sup Park 1i. Stephanie Tilenius 1j. Edward J. Zander 2. To approve, in an advisory, non-binding vote, the compensation of the Company's named executive officers. To approve an amendment and restatement of the Seagate Technology plc 2012 Equity Incentive Plan to increase the number of shares available for issuance. To approve the Rules of the Seagate Technology Public Limited Company 2012 Equity Incentive Plan for Share Awards Granted to Participants in France. To ratify, in an advisory, non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the auditors' remuneration. 3. 4. 5. E13297-P81659 Voting Items

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